EXHIBIT (A) (III) UNDER FORM N-1A
                                               EXHIBIT 3 UNDER ITEM 601/REG. S-K

                              FEDERATED MDT SERIES

                                Amendment No. 2

                              DECLARATION OF TRUST

                               Dated May 18, 2006

     This Declaration of Trust is amended as follows:

     Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
      Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                        FEDERATED MDT ALL CAP CORE FUND

                                 CLASS A SHARES

                                 CLASS C SHARES

                                 CLASS K SHARES

                              INSTITUTIONAL SHARES

                          FEDERATED MDT BALANCED FUND

                                 CLASS A SHARES

                                 CLASS C SHARES

                                 CLASS K SHARES

                              INSTITUTIONAL SHARES

                      FEDERATED MDT LARGE CAP GROWTH FUND

                                 CLASS A SHARES

                                 CLASS B SHARES

                                 CLASS C SHARES

                              INSTITUTIONAL SHARES

                       FEDERATED MDT MID CAP GROWTH FUND

                                 CLASS A SHARES

                                 CLASS C SHARES

                              INSTITUTIONAL SHARES

                       FEDERATED MDT SMALL CAP CORE FUND

                                 CLASS A SHARES

                                 CLASS C SHARES

                              INSTITUTIONAL SHARES

                      FEDERATED MDT SMALL CAP GROWTH FUND

                                 CLASS A SHARES

                                 CLASS C SHARES

                              INSTITUTIONAL SHARES

                       FEDERATED MDT SMALL CAP VALUE FUND

                                 CLASS A SHARES

                                 CLASS C SHARES

                              INSTITUTIONAL SHARES











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                   FEDERATED MDT TAX AWARE/ALL CAP CORE FUND

                                 CLASS A SHARES

                                 CLASS C SHARES

                              INSTITUTIONAL SHARES



      The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

15th day of February, 2007.



      WITNESS the due execution hereof this 15th day of February, 2007.





/s/ John F. Donahue                  /s/ Peter E. Madden
John F. Donahue                      Peter E. Madden

/s/ Thomas G. Bigley                 /s/ Charles F. Mansfield, Jr.
Thomas G. Bigley                     Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.              /s/ John E. Murray, Jr.
John T. Conroy, Jr.                  John E. Murray, Jr.

/s/ Nicholas P. Constantakis         /s/ Thomas M. O'Neill
Nicholas P. Constantakis             Thomas M. O'Neill

/s/ John F. Cunningham               /s/ Marjorie P. Smuts
John F. Cunningham                   Marjorie P. Smuts

/s/ J. Christopher Donahue           /s/ John S. Walsh
J. Christopher Donahue               John S. Walsh

/s/ Lawrence D. Ellis, M.D.          /s/ James F. Will
Lawrence D. Ellis, M.D.              James F. Will